SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                          July 29, 2005 (July 26, 2005)



              AMERICAN INSURED MORTGAGE INVESTORS - SERIES 85, L.P.
             (Exact name of registrant as specified in its charter)

        California                      1-11059                  13-3257662
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 255-4743
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Writing communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01         Completion of Acquisition or Disposition of Assets

On July 26, 2005, the General Partner of American Insured Mortgage Investors - Series 85, L.P. (AIM 85 or the Partnership) completed the sale of the remaining mortgage asset held by the Partnership for total sales proceeds of $2,972,612 in cash. The mortgage on Cheswick Apartments with a current face amount of $2,890,514 was sold to Greystone Servicing Corporation Inc.

Item 8.01         Other Events

The General Partner of AIM 85 issued a press release on July 27, 2005 announcing the final liquidating distribution of $1.32 to be paid to the holders of depositary units of limited partnership interest of AIM 85 (units) in accordance with the terms of the AIM 85 Partnership Agreement, as amended (the Partnership Agreement). The final liquidating distribution represents the unitholder's pro rata share of the aggregate proceeds from the remaining AIM 85 assets, including proceeds from prior asset dispositions that have not been previously distributed, less amounts required for payment of, or provision for, the Partnership's remaining expenses and distributions to the General Partner, as more fully set forth in the Partnership Agreement. The press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.


Item 9.01     Financial Statements and Exhibits.

              (c)      Exhibits

                       99.1 Press release dated July 27, 2005 announcing the Partnership's final liquidating distribution.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    AMERICAN INSURED MORTGAGE
                                                    INVESTORS - SERIES 85, L.P.

                                                    By: CRIIMI, Inc.
                                                        General Partner



Dated: July 29, 2005                               By:/s/Mark A. Libera
                                                       -------------------------
                                                       Mark A. Libera
                                                       Vice President
                                                       and General Counsel

                                 EXHIBIT INDEX


Exhibit
No.
--------------------------------------------------------------------------------

*       99.1 Press Release dated July 27, 2005

*       Filed herewith.